Note 10 - Commitments and Contingent Liabilities (Detail) - Minimum annual payments by fiscal year required under operating leases (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Mar. 31, 2012
2013	$ 196	$ 260
2014	264	264
2015	124	124
2016	16	15
	$ 600	$ 663